UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 28, 2007
Date of earliest event reported: November 27, 2007

CAB-TIVE ADVERTISING, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-1381192	1800 Century Park East, Suite 600 Los Angeles, CA 90067	20-5609647
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(310) 556-0025
(Registrant's telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Biogold Fuels Corp. (“Biogold Fuels”) and Cab-Tive Advertising, Inc.’s (“Cab-Tive”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Biogold Fuels and Cab-Tive’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Biogold Fuels and Cab-Tive’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Cab-Tive undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On November 27, 2007, the Company’s subsidiary, Biogold Fuels Corporation (“Biogold”) entered into a strategic partnership agreement (the “Partnership”) with Green Universal Energy, LLC (“Green Universal”). Pursuant to the Partnership, Green Universal will provide Biogold with certain technologies for converting biomass feedstocks into synthetic diesel fuel or other energy sources. Green Universal will also provide a right of first refusal to enter into projects brought to Biogold covering the conversion of feedstocks to energy. Green Universal shall receive up to 4,000,000 shares of common stock in the Company upon the completion of certain milestones related to funding of operations and the Company’s first two waste to energy plants.

The foregoing descriptions of the Partnership contained in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of such document filed herewith as Exhibit 10.1.

SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events.

A copy of the press release announcing the entry into the strategic partnership agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits.

10.1	Memorandum of Terms for Strategic Partnership Between Biogold Fuels Corporation and Green Universal Energy

99.1	Press Release Dated November 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAB-TIVE ADVERTISING, INC.

Date: November 28, 2007	By:	/s/ Steve Racoosin
Steve Racoosin
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Document

10.1	Memorandum of Terms for Strategic Partnership Between Biogold Fuels Corporation and Green Universal Energy

99.1	Press Release dated November 28, 2007.